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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 200549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MARCH 10, 1998


                          THE SPORTS CLUB COMPANY, INC.


          Delaware                       1-13290                 95-4479735
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Identification No.)


   11100 Santa Monica Boulevard, Suite 300
           Los Angeles, California                                90025
   (address of principal executive offices)                     (Zip Code)



        Registrant's telephone number, including area code (310) 479-5200


 (Former name or former address, if changed since last report.) Not applicable







                                   Page 1 of 3

                          Index of Exhibits on Page 3.


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ITEM 5.   OTHER EVENTS

          On March 2, 1998, the Company announced that it has signed a lease for an 89,000 square foot Sports Club at the International Building in Rockefeller Center. The Company will develop and operate a full-service sports and fitness complex comparable to The Sports Club/LA and Reebok Sports Club/NY.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements of business acquired.   Not applicable

          (b)  Pro Forma Financial Information              None

          (c)  Exhibits                                     Press Release
                                                            dated March 2, 1998


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.



                                          THE SPORTS CLUB COMPANY, INC.


                                          By:  /s/ TIMOTHY O'BRIEN
                                             ------------------------------
                                               Timothy O'Brien
                                               Chief Financial Officer

                                               March 10, 1998





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                                 EXHIBIT INDEX



Item              Description                                    Page
----              -----------                                    ----

7(c)(1)           Press Release dated March 2, 1998                4










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